SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 20, 2005

IMPROVENET, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29927	77-0452868
(State or other Jurisdiction of	(Commission File No.)	(IRS Employer
Incorporation	Identification No.)

10799 N. 90th Street, Suite 200
Scottsdale, Arizona 85260
(Address of Registrant's Principal Executive Offices) (Zip Code)

(480) 346-0000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items in Form 8-K

		Page

Facing Page		1

Item 7.01	Regulation FD Disclosure	3

Item 9.01	Financial Statements and Exhibits	3

Signatures		3

Exhibit Index		3

2

Item 7.01    Regulation FD Disclosure

On July 20, 2005, the Company issued a press release announcing the scheduling of a special meeting of stockholders for August 9, 2005, at 9:00 a.m. local time, at the company's principal executive offices at 10799 N. 90th Street, Suite 200, Scottsdale, AZ 85260. The record date for the special meeting is July 15, 2005.

Item 9.01    Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99.1*	Press Release dated July 20, 2005

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPROVENET, INC.

Dated: July 21, 2005	By:	/s/ Jeffrey I. Rassas
Jeffrey I. Rassas,
CEO

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release dated July 20, 2005

*Filed herewith

3